February 7, 2012

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Prospectus
dated October 1, 2011

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Summary – Portfolio Management.”

The fund's primary portfolio managers are Steven W. Harvey, Thomas Casey and Christine Todd, positions they have held since October 2009, November 2011 and February 2012 respectively. Mr. Harvey is a Director of Relationship Management, leading the Tax Sensitive Fixed Income client service effort at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish. Ms. Todd is a President of Standish with primary responsibility as division head for Tax-Sensitive division. Ms. Todd and Messrs. Harvey and Casey are also employee of the Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Details – Management.”

The fund's primary portfolio managers are Steven W. Harvey, Thomas Casey and Christine Todd, positions they have held since October 2009, November 2011 and February 2012 respectively. Mr. Harvey is a Director of Relationship Management, leading the Tax Sensitive Fixed Income client service effort at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation where he has been employed since 2000. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Messrs. Casey and Harvey also manage other national and state-specific municipal bond funds managed by The Dreyfus Corporation, where they have been employed since December 2008 and April 2009, respectively. Ms. Todd is a President of Standish with primary responsibility as division head for Tax-Sensitive division. She also manages tax-sensitive fixed income portfolios for Standish’s institutional and individual clients. Ms. Todd has been employed by The Dreyfus Corporation since December 2008.